UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2003

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 7.  Financial Statements and Exhibits.

(c)   Exhibit

99    Press Release dated April 29, 2003.

Item 9.  Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial
              Condition”).

The Summary Unaudited Operating Results included in the Form 8-K furnished on April 29, 2003 inadvertently contained operating results for the quarters and twelve months ended March 31, 2002 and 2001. This Form 8-K/A includes Summary Unaudited Operating Results for the quarters and twelve months ended March 31, 2003 and 2002. The revised version of the 8-K is set forth below in its entirety.

In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On April 29, 2003, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance for the quarter and twelve months ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.

This Form 8-K/A and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SOUTHWEST GAS CORPORATION
SUMMARY UNAUDITED OPERATING RESULTS
(In thousands, except per share amounts)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2003	2002	2003	2002
Results of Consolidated Operations
Contribution to net income - gas operations	$25,336	$42,487	$22,077	$41,784
Contribution to net income - construction services	203	409	4,531	4,459

Net income	$25,539	$42,896	$26,608	$46,243

Earnings per share - gas operations	$0.75	$1.31	$0.66	$1.29
Earnings per share - construction services	0.01	0.01	0.14	0.14

Basic earnings per share	$0.76	$1.32	$0.80	$1.43

Diluted earnings per share	$0.76	$1.30	$0.80	$1.42

Average outstanding common shares	33,438	32,620	33,155	32,319
Average shares outstanding (assuming dilution)	33,659	32,871	33,428	32,596

Results of Natural Gas Operations
Gas operating revenues	$359,983	$456,205	$1,019,678	$1,202,087
Net cost of gas sold	193,472	274,663	482,188	672,503

Operating margin	166,511	181,542	537,490	529,584
Operations and maintenance expense	66,057	65,302	264,943	258,118
Depreciation and amortization	29,323	27,802	116,696	106,656
Taxes other than income taxes	9,300	9,020	34,845	33,081

Operating income	61,831	79,418	121,006	131,729
Other income (expense)	(268)	9,697	(6,857)	15,415

Income before interest and income taxes	61,563	89,115	114,149	147,144
Net interest deductions	19,949	18,635	79,819	77,606
Preferred securities distributions	1,369	1,369	5,475	5,475
Income tax expense	14,909	26,624	6,778	22,279

Contribution to net income - gas operations	$25,336	$42,487	$22,077	$41,784

SOUTHWEST GAS CORPORATION SELECTED STATISTICAL DATA MARCH 31, 2003

FINANCIAL STATISTICS

Market value to book value per share at quarter end	110%
Twelve months to date return on equity -- total company	4.5%
-- gas segment	4.0%
Common stock dividend yield at quarter end	4.0%

GAS OPERATIONS SEGMENT

Rate Jurisdiction	Authorized Rate Base (In thousands)	Authorized Rate of Return	Authorized Return on Common Equity

Arizona (1)	$688,202	9.20%	11.00%
Southern Nevada (1)	457,314	8.78	10.64
Northern Nevada (1)	91,936	9.02	10.21
Southern California	69,486	9.94	11.35
Northern California	28,849	10.02	11.35
Paiute Pipeline Company (1)	75,059	9.69	11.60

    (1)        Estimated amounts based on rate case settlements.

SYSTEM THROUGHPUT BY CUSTOMER CLASS

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
(In dekatherms)	2003	2002	2003	2002
Residential	27,099,374	30,165,439	55,755,384	58,600,067
Small commercial	10,195,593	11,115,423	27,107,252	27,853,892
Large commercial	2,723,256	4,044,807	10,828,438	12,602,841
Industrial / Other	4,302,800	5,877,443	20,830,898	27,645,410
Transportation	31,118,602	29,693,417	133,940,099	120,809,281

Total system throughput	75,439,625	80,896,529	248,462,071	247,511,491

HEATING DEGREE DAY COMPARISON

Actual	932	1,155	1,688	1,922
Ten-year average	1,079	1,106	1,935	1,972

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2003	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Vice President/Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated April 29, 2003.